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Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in the Company's December 31, 2000 Form 10-K into the previously filed Registration Statement File Numbers 333-41436, 333-54232, 333-71323 and 333-88127.

                                                             Arthur Andersen LLP


Vienna, Virginia
March 30, 2001